KraneShares Trust

Prospectus

February 8, 2024

KraneShares 90% KWEB Defined Outcome January 2026 ETF - (KBUF)

Fund shares are not individually redeemable. Fund shares are listed on NYSE Arca, Inc. (“Exchange”).

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

●	Defined Outcome Strategy. The Fund uses options, including FLEX options, to employ a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the “Buffer” and “Cap” discussed below (“Outcomes”), are based upon the “total return” of the Underlying ETF (i.e., the performance of the secondary market share price including any distributions) over the period of February 8, 2024 through January 16, 2026. This period is referred to as the initial “Outcome Period.” Since the Fund’s strategy is designed to produce the Outcomes based upon the total return of the Underlying ETF, which would include any distributions paid by the Underlying ETF, Fund shareholders that purchase shares after the Fund has made any distributions could be adversely impacted and may not achieve the Outcomes. There is no guarantee that the Outcomes for any Outcome Period will be realized.

●	Options, including FLEX Options. The Fund will pursue its defined outcome strategy by investing at least 80% of its net assets in the KraneShares CSI China Internet ETF (the “Underlying ETF”) and options, including FLexible EXchange® Options (“FLEX options”), on the Underlying ETF. FLEX options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Underlying ETF is an exchange-traded fund advised by Krane Funds Advisors, LLC (“Krane” or the “Adviser”) that seeks to track the CSI Overseas China Internet Index (the “Index”). The Index is designed to measure the equity market performance of investable publicly traded “China-based companies” whose primary business or businesses are in the Internet and Internet-related sectors, and are listed outside of mainland China.

●	The Buffer. The Fund seeks to protect shareholders that hold shares for the entire Outcome Period from declines in the Fund’s total return by providing a Buffer (the “Buffer”) against 90% of decreases in the total return of the Underlying ETF, as measured from the first day of the Outcome Period through the last day of the Outcome Period prior to taking into account any fees or expenses charged to the Fund. Stated differently, if the total return of the Underlying ETF’s shares decreased by more than 10% during the Outcome Period, the Buffer seeks to limit Fund NAV losses to 10%. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Buffer is approximately 89.30%. The Buffer will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees. There is no guarantee the Fund will be successful in providing the sought-after protection. An investor purchasing Fund shares at a market price that reflects increases in the total return of the Underlying ETF since the start of the Outcome Period will not receive the entire protection that the Fund seeks to provide since the Buffer only seeks to protect against declines in the total return of the Underlying ETF from the beginning of the Outcome Period. An investment in the Fund is only appropriate for shareholders who are able to bear those losses and understand the operation of the Buffer. The Buffer is provided prior to taking into account any fees or expenses charged to the Fund. Any fees or expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. You may lose some or all of your money by investing in the Fund.

●	The Cap. The Fund seeks to participate in the upside total returns of the Underlying ETF, however Fund shareholders are subject to an upside total return cap (the “Cap”) that represents the maximum total return an investor can achieve from an investment in the Fund over the duration of the Outcome Period, as measured from the first day of the Outcome Period through the last day of the Outcome Period prior to taking into account any fees or expenses charged to the Fund. The Cap is set on the first day of the Outcome Period and is 41.20% prior to taking into account any fees or expenses. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Cap is approximately 40.50%. The Cap will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees. The Cap is likely to rise or fall from one Outcome Period to the next. If the Outcome Period has begun and the Fund’s total return has increased to a level near the Cap, an investor purchasing shares at that price has little to no ability to achieve gains but remains vulnerable to downside risks.

●	Impact of Distributions on Buffer and Cap. Since the Fund invests in the Underlying ETF, the Fund will receive distributions made by the Underlying ETF. Significant distributions paid by the Underlying ETF may cause the OCC to make adjustments to the strike price of the Fund’s options, which can cause changes to the Fund’s Buffer and Cap and adversely affect the Outcomes. As a result, the Fund may not perform as expected and Fund shareholders could be adversely impacted especially Fund shareholders that purchase shares after the start of the Outcome Period and Fund shareholders who do not hold shares for the entire Outcome Period. The Fund is not an appropriate investment for income-seeking investors.

●	The Outcome Period. The Fund’s strategy has been specifically designed to produce the Outcomes based upon the total return of the Underlying ETF from the first day of the Outcome Period to the last day of the Outcome Period. The Outcomes may only be realized by investors who hold shares of the Fund from the commencement of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. Investors that purchase shares after the Outcome Period has begun or sell shares prior to the Outcome Period’s conclusion may experience investment returns very different from those that the Fund seeks to provide.

The Fund’s strategy is designed to produce the Outcomes upon the expiration of its options investments on the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the last day of the Outcome Period. The Fund will invest at least 80% of its net assets in the Underlying ETF and options, including FLEX options, on the Underlying ETF, the value of which is derived from the value of the Underlying ETF. A component of an option contract’s value is the remaining time until its expiration. Accordingly, the Fund’s net asset value (“NAV”) will not directly correlate on a day-to-day basis with the secondary market share price of the Underlying ETF. The Fund’s investment adviser anticipates that the Fund’s NAV will move in the same direction as the secondary market share price of the Underlying ETF, though not at the same rate as the Underlying ETF. Since the options do not expire until approximately two years after the commencement of the Outcome Period, the degree of correlation between the value of the options and the secondary market share price of the Underlying ETF may be lower than if the options had a shorter term. Investors considering purchasing shares after the Outcome Period has begun or selling shares prior to the end of the Outcome Period should visit the Fund’s website to fully understand potential investment outcomes.

●	The Fund’s website, www.kraneshares.com/kbuf, provides important Fund information (including, among other items, Outcome Period start and end dates and information relating to the Cap and Buffer), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing shares of the Fund, please visit the website.

●	Subsequent Outcome Periods. Following the initial Outcome Period, a subsequent Outcome Period will commence (the “second Outcome Period”). The Fund is not expected to terminate after the conclusion of any Outcome Period. Each subsequent Outcome Period will be a two-year period. After the end of each Outcome Period, the Fund will change its name to reflect the new Outcome Period.

Although the Fund seeks to achieve the Outcomes consistent with its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. You may lose money by investing in the Fund.

KraneShares Trust

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KraneShares 90% KWEB Defined Outcome January 2026 ETF

Investment Objective

The Fund seeks to provide investors with returns that match the total return of the KraneShares CSI China Internet ETF (“Underlying ETF”) of increases of up to 41.20% of the Underlying ETF (prior to taking into account any fees or expenses) (“Cap”) while providing a Buffer against 90% of decreases in the total return of the Underlying ETF (prior to taking into account any fees or expenses) (“Buffer”), over the period from February 8, 2024 to January 16, 2026 (the “initial Outcome Period”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Acquired Fund Fees and Expenses***	0.69%
Total Annual Fund Operating Expenses	0.95%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**	Based on estimated amounts for the current fiscal year.
***	Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares of other investment companies (such as exchange-traded funds). They are not direct operating expenses paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). In addition, “Acquired Fund Fees and Expenses” will not be reflected in the Fund’s Financial Statements in its shareholder report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$97	$303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations prior to the date of this prospectus, it does not have portfolio turnover information for the prior fiscal year to report.

Principal Investment Strategies

The Fund’s strategy is designed to provide investors with the opportunity over a limited period of time (the “Outcome Period”) to benefit up to a certain extent (the “Cap”) from increases in the total return of the Underlying ETF with only a portion of the risk (the “Buffer”) otherwise attendant to investing in the asset class represented by the Underlying ETF, which is China Internet Companies.

The Cap seeks to provide shareholders with up to 41.20% (prior to taking into account any fees and expenses) of increases in the total return of the Underlying ETF (i.e., the performance of the secondary market share price including any distributions) (its “total return”) during the Outcome Period. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Cap is approximately 40.50%. The Cap will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees. The Cap represents the maximum total return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Fund’s total return will not appreciate beyond the Cap and Fund shareholders may underperform the Underlying ETF.

The Buffer seeks to protect shareholders that hold shares for the entire Outcome Period from declines in the Fund’s total return by providing a buffer against 90% of decreases in the total return of the Underlying ETF. Stated differently, if the total return of the Underlying ETF’s shares decreased by more than 10% during the Outcome Period, the Buffer seeks to limit Fund NAV losses to 10%. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Buffer is approximately 89.30%. The Buffer will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees. There is no guarantee that the Fund will be successful in providing the Buffer.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the KraneShares CSI China Internet ETF (the “Underlying ETF”) and options, including FLexible EXchange® Options (“FLEX options”) that reference the Underlying ETF. The Underlying ETF is an exchange-traded fund advised by Krane Funds Advisors, LLC (“Krane” or the “Adviser”) that seeks to track the CSI Overseas China Internet Index (the “Index”). The Index is designed to measure the equity market performance of China Internet Companies listed outside of mainland China, as determined by China Securities Index Co., Ltd. (“Index Provider”). The reference asset for all of the Fund’s options is the Underlying ETF. More information about the Underlying ETF and its Index is included at the end of this section.

There is no guarantee that investors in the Fund will experience the sought-after outcomes based on the Cap and Buffer (“Outcomes”) over the Outcome Period:

China Internet Companies: Investable publicly traded “China-based companies” whose primary business or businesses are in the Internet and Internet-related sectors (“China Internet Companies”), and are listed outside of mainland China, as determined by China Securities Index Co., Ltd.

Outcome Period:

The period of February 8, 2024 through January 16, 2026 is referred to as the initial Outcome Period. The Buffer and the Cap are based on the total return of the Underlying ETF and are set on the first day of the Outcome Period.

Options Contract:

An agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”).

●	The Fund’s strategy is designed to produce the Outcomes based upon the total return of the Underlying ETF from the first day of the Outcome Period to the last day of the Outcome Period. The Outcomes may only be realized by investors who continuously hold shares from the beginning of the Outcome Period until the end of the Outcome Period. Investors that purchase shares after the Outcome Period has begun or sell shares prior to the Outcome Period ends may experience investment returns very different from those that the Fund seeks to provide.

●	When establishing an Outcome Period the Fund cannot anticipate any corporate actions that may affect the secondary market share price of the Underlying ETF, such as significant distributions by the Underlying ETF, and that may cause the strike price of the options held by the Fund to be adjusted by the OCC. An adjustment of the strike price of the options held by the Fund by the OCC may adversely impact the Outcomes.

Although the Fund’s investment adviser, Krane, generally anticipates that the Fund’s net asset value (“NAV”) will increase on days when the secondary market share price of the Underlying ETF increases and will decrease on days when the secondary market share price of the Underlying ETF decreases, the rate of such increase or decrease is expected to be less than that experienced by the Underlying ETF. This is because the Fund’s NAV is based upon the value of its portfolio, which is composed principally of the Underlying ETF and options; and while the secondary market share price of the Underlying ETF is a significant component of the value of the Fund’s options, the time remaining until those options expire also affects their value. As a result, the Fund’s NAV is not expected to increase or decrease at the same rate as the secondary market share price of the Underlying ETF.

Further, as the Fund gets closer to the end of the Outcome Period, the value of the Underlying ETF, the put options and the calls options may differ from the values at the beginning of the Outcome Period. Such shift in the value of the Fund’s holdings over time may increase risks to one type of exposure in the Fund compared to the other.

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes, before any fees and expenses, that the Fund seeks to provide for investors who hold shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

*	Please note: this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the KraneShares CSI China Internet ETF. There is no guarantee that these outcomes will be achieved over the Outcome Period.

The following table is designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, assuming the hypothetical performance of the Underlying ETF (from -100% to 100%) shown in the first line of the table. The table is provided for illustrative purposes only and does not provide every possible performance scenario for shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or the Underlying ETF. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on the Fund’s shares. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

Hypothetical Underlying ETF Performance	(100)%	(50)%	(20)%	(5)%	0%	5%	10%	15%	20%	50%	100%
Fund Performance	(10)%**	(10)%**	(10)%**	(5)%	0%	5%	10%	15%	20%	41.20%*	41.20%*

*	When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Cap is approximately 40.50%. The Cap will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees.
**	When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Buffer is approximately 89.30%. The Buffer will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees.

Since the Fund invests in the Underlying ETF, the Fund will receive distributions made by the Underlying ETF. These distributions paid by the Underlying ETF may cause the OCC to make adjustments to the strike price of the Fund’s options. If this occurs, then such an adjustment can cause changes to the Fund’s Buffer and Cap and may adversely affect the Outcomes. As a result, the Fund may not perform as expected and Fund shareholders could be adversely impacted especially Fund shareholders that purchase shares after the start of the Outcome Period and Fund shareholders who do not hold shares for the entire Outcome Period.

The following hypothetical tables are designed to illustrate the impact of strike price adjustments on the Fund’s Buffer and Cap due to distributions by the Underlying ETF. These tables are provided for illustrative purposes only and does not provide every possible scenario over the course of an Outcome Period. These tables are not intended to predict or project any distributions by the Fund or the Underlying ETF or the performance of the Fund or the Underlying ETF. Fund shareholders should not take this information as an assurance of the expected distributions or performance of the Underlying ETF or the Fund. The tables assume the Underlying ETF’s market price is $30 for each period shown and the Underlying ETF distributes $3 in capital gains to the Fund, which distributes the same amount to Fund shareholders. The tables assume the OCC adjusts the strike price of the Fund’s options as shown due to such distributions. The tables also assumes a shareholder purchases Fund shares on the first day of the Outcome Period and continuously holds Fund shares until the end of the Outcome Period. While these tables assume that the Fund distributes the same amount of distribution received from the Underlying ETF, the Fund may not always distribute the entire amount of the distribution received from the Underlying ETF.

Impact on Buffer With Strike Price Adjustment Due to Distributions

Period	Distribution	Adjustment to Strike Price	Distribution as a % of Strike Price	Buffer*	Buffer* with Distribution Included
First Day	-	-	-	90%	-
End of First Year	$3	Strike Price Reduced by $3	10%	80%	90%
End of Second Year	$3	Strike Price Reduced by $3	10%	70%	90%

*	When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Buffer is approximately 89.30%. The Buffer will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees.

As shown in the table, while the amount of the “Buffer” is expected to decrease due to such strike price adjustments, the “Buffer with the Distribution Included” is expected to approximate the Buffer on the first day if a shareholder includes the distribution they were paid by the Fund in the Buffer amount.

Impact on Cap With Strike Price Adjustment Due to Distribution

Period	Distribution	Adjustment to Strike Price	Distribution as a % of Strike Price	Cap*	Cap* with Distribution Included
First Day	-	-	-	41.20%	-
End of First Year	$3	Strike Price Reduced by $3	10%	31.20%	41.20%
End of Second Year	$3	Strike Price Reduced by $3	10%	21.20%	41.20%

*	When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Cap is approximately 40.50%. The Cap will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees.

As shown in the table, while the amount of the “Cap” is expected to decrease due to such strike price adjustments, the “Cap with the Distribution Included” is expected to approximate the Cap on the first day if a shareholder includes the distribution they were paid by the Fund in the Cap amount.

If the Underlying ETF makes distributions and the OCC does not make adjustments to the strike price of the Fund’s options, a shareholder will need to include the amount of the distributions to achieve the sought after Outcomes. As a result, Fund shareholders that purchase shares after the start of the Outcome Period could be adversely impacted especially those Fund shareholders that purchase shares after the Fund has made any distributions.

Use of Options, including FLEX Options. The Adviser will construct a portfolio principally composed of the Underlying ETF and options, including FLEX options that reference the Underlying ETF and are set to expire on the last day of the Outcome Period. Each of the options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the options purchased and sold on the first day of the Outcome Period.

At the commencement of the Outcome Period, the Adviser selects the strike price for each option such that when the options are exercised on the final day of the Outcome Period, the Outcomes may be obtained. The customizable nature of FLEX options allows the Adviser to make the FLEX options exercisable only on the expiration date of the option contract (i.e., European style option contracts). The Fund will only write (sell) FLEX options that are European style option contracts. The Fund may purchase options that are European style option contracts and options that are exercisable at any time (i.e., American style option contracts).

To achieve the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts.

Strike Price:

Generally, the price at which an option holder may exercise the right to purchase or sell the reference asset of an option contract upon expiration of the contract. For the Fund, the strike price will be the total return of the Underlying ETF at which the Fund may exercise an option at the end of the Outcome Period.

Call Option Contract:

A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price.

Put Option Contract:

A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy, a specified amount of an underlying security at a pre-determined price.

The Outcome Period. The Outcomes sought by the Fund are based upon the total return of the Underlying ETF at the start of the Outcome Period. The initial Outcome Period begins on February 8, 2024 and ends on January 16, 2026. As the terms of the options do not change during each Outcome Period, the Cap and Buffer both will be measured to the total return of the Underlying ETF on the first day of the Outcome Period. A shareholder that purchases shares after the commencement of the Outcome Period will likely have purchased shares at a different NAV than the NAV on the first day of the Outcome Period and therefore may experience investment outcomes that are very different from those sought by the Fund. Since the Fund will only exercise options on the final day of the Outcome Period, a shareholder that sells shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold shares continuously throughout the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the Underlying ETF and options, including FLEX options, on the Underlying ETF. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the secondary market share price of the Underlying ETF. The Adviser generally anticipates that the Fund’s NAV will increase on days when the secondary market share price of the Underlying ETF increases and will decrease on days when the secondary market share price of the Underlying ETF decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. For the same reasons, the impact of the Buffer on the Fund, may not be in full effect prior to the end of the Outcome Period. Since the options do not expire until approximately two years after the commencement of the Outcome Period, the degree of correlation between the value of the options and the secondary market share price of the Underlying ETF may be lower than if the options had a shorter term. The Fund seeks to provide the Outcomes only for the entirety of the Outcome Period and investors should not expect the sought-after Outcomes at any point prior to the end of the Outcome Period.

The Buffer on Losses. The Buffer seeks to protect shareholders that hold shares for the entire Outcome Period from declines in the Fund’s total return by providing a buffer against 90% of decreases in the total return of the Underlying ETF, not including any other expenses charged to the Fund and any shareholder transaction fees. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Fund seeks to produce the Outcomes for the Outcome Period upon the expiration of its options investments on the last day of the Outcome Period. Therefore, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee, will be provided at any point prior to the last day of the Outcome Period. If an investor purchases shares at a time during an Outcome Period when the total return of the Underlying ETF has already increased, then the investor will incur losses notwithstanding the Buffer since the Buffer only seeks to protect against declines in the total return of the Underlying ETF from the beginning of the Outcome Period. Similarly, if an investor sells shares prior to the end of the Outcome Period, the Buffer that the Fund seeks to provide may not protect against losses. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Buffer is approximately 89.30%. The Buffer will be further reduced by any other expenses charged to the Fund and any shareholder transaction fees. In addition, any changes in the Fund’s options due to material corporate actions, including material distributions, could reduce the Buffer during an Outcome Period.

The Cap on Upside Returns. Unlike other investment products, the potential upside total return an investor can receive from an investment in the Fund over the Outcome Period is limited by the Cap. The Cap represents the maximum total return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s total returns are expected to approximate the total return of the Underlying ETF, in the event that the total return of the Underlying ETF exceeds the Cap for the Outcome Period, the Fund will not appreciate beyond the Cap. The Cap is determined on the first day of the Outcome Period and is 41.20% prior to taking into account any fees or expenses. When the Fund’s annual management fee of 0.25% of the Fund’s average daily net assets is taken into account, the Cap is approximately 40.50%. The Cap will be further reduced by any other expenses charged to the Fund, including any extraordinary expenses, and any shareholder transaction fees. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may be incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders. In addition, any changes in the Fund’s options due to material corporate actions, including material distributions, could have the effect of reducing the Cap for an Outcome Period.

The Cap is a result of the design of the Fund’s principal investment strategy. In order to provide the sought-after Buffer, the Fund purchases a series of options. As the purchaser of these options, the Fund is obligated to pay a premium to the seller of those options. However, the strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with selling options that established the Cap. These transactions occur on the first day of the Outcome Period: the Adviser calculates the amount of premium that the Fund owes in order to buy options to provide the Buffer, and then sells options with terms that entitle the Fund to receive that same amount as a premium to determine the Cap. The Cap is the strike price of the written options, which is determined based upon prevailing market conditions at the time, most notably current interest rate levels, volatility in the secondary market share price of the Underlying ETF, time remaining until the options expire, and the relationship of put and call options on the Underlying ETF.

The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund.

Subsequent Outcome Periods. The Fund is designed to be a continuous investment vehicle. It is not expected to terminate and distribute its assets at the conclusion of an Outcome Period. Rather, at the end of each Outcome Period, a subsequent Outcome Period is expected to begin.

At the end of each Outcome Period, the Fund will receive the cash value of all the options it held for the prior Outcome Period. It will then invest in a new series of options with an expiration date of approximately two years in the future, and a new Outcome Period will begin. Since the Cap for any Outcome Period is based upon prevailing market conditions at the beginning of an Outcome Period, the Cap will rise or fall from one Outcome Period to the next.

Investors who hold shares of the Fund at the end of an Outcome Period will receive two notices of the commencement of the subsequent Outcome Period. Approximately one week prior to the end of an Outcome Period, the Fund will file a prospectus supplement alerting existing shareholders that an Outcome Period is ending. The supplement will disclose the new name of the Fund, which will be revised to reflect the dates of the next Outcome Period, and the anticipated ranges for the Cap for the next Outcome Period. After the close of business on the last day of the Outcome Period, the Fund will file another prospectus supplement that discloses the Fund’s final Cap (both gross and net of the management fee) for the next Outcome Period and the change in the Fund’s name to reflect the new Outcome Period.

The Fund may invest up to 20% of its net assets in instruments that are not included in the 80% test noted above. These investments include equity securities, depositary receipts, derivative instruments, other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds).

The Fund is non-diversified.

Additional Information About the Underlying ETF. The Underlying ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Index, which is designed to measure the equity market performance of China Internet Companies.

●	The Index Provider defines China-based companies as those that: (i) are incorporated in mainland China; (ii) have their headquarters in mainland China; or (iii) derive at least 50% of its revenue from goods produced or sold, or services performed, in mainland China.

●	China Internet Companies include, but are not limited to, companies that develop and market Internet software and/or provide Internet services; manufacture home entertainment software and educational software for home use; provide retail or commercial services primarily through the Internet; and develop and market mobile Internet software and/or provide mobile Internet services.

The Index excludes securities that during the past year had a daily average trading value of less than $3 million or a daily average market cap of less than $2 billion. Constituents of the Index are ranked by free-float market capitalization in U.S. Dollars and then weighted so that no constituent exceeds 10% at each rebalance with the top five constituents capped at 40%.

The following China-related securities may be included in the Index:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Qualified Foreign Investor (“QFI”) license may also be acquired to invest directly in China A-Shares.

●	China B-Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H-Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N-Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

As of May 31, 2023, the Index was comprised of 32 securities of companies with a market capitalization range of approximately $0.9 billion to $380.9 billion and an average market capitalization of approximately $34.2 billion. The Index is rebalanced and reconstituted semi-annually.

The Underlying ETF is non-diversified. To the extent the Index is concentrated in a particular industry, the Underlying ETF is expected to be concentrated in that industry. As of May 31, 2023, issuers in the Communication Services sector (42.6%) and Consumer Discretionary sector (37.6%) represented significant portions of the Index.

Although the Underlying ETF reserves the right to replicate (or hold all constituents of) the Index, the Underlying ETF expects to use representative sampling to track the Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Index. In addition, the Underlying ETF may invest up to 20% of its assets in instruments that are not included in the Index, but that Krane believes will help the Underlying ETF track the Index. The Underlying ETF’s prospectus and other reports are available on the SEC’s website, www.sec.gov. The Underlying ETF is traded on the NYSE Arca, Inc. under the ticker symbol KWEB.

Principal Risks

The Fund has characteristics unlike traditional investment products and may not be suitable for all investors. Although the Fund seeks to achieve the Outcomes consistent with its investment objective, there is no guarantee that it will do so. An investment in the Fund may not be appropriate for investors who do not intend to hold Fund shares for the entire Outcome Period. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund (either directly or through its exposure to the Underlying ETF) is subject to a number of additional principal risks that may affect the Fund’s performance, net asset value (“NAV”) and trading price, including (for purposes of these risks references to the Fund include, as appropriate, references to the Underlying ETF):

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide protection against 90% of decreases in the total return of the Underlying ETF over the duration of the Outcome Period. If an investor purchases shares after the beginning of the Outcome Period or sells shares prior to the end of the Outcome Period, the Buffer that the Fund seeks to provide may not be effective. If when an investor purchases shares at a time during an Outcome Period when the total return of the Underlying ETF has already increased, then the investor will incur losses notwithstanding the Buffer since the Buffer only seeks to protect against declines in the total return of the Underlying ETF from the beginning of the Outcome Period. If the options (and therefore the Buffer) do not perform as expected, an investor may experience significant losses, including the investor’s entire investment.

Capped Upside Return Risk. Even if the total return of the Underlying ETF exceeds the Cap for the Outcome Period, the Fund will not appreciate beyond the Cap. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period. If an investor purchases shares of the Fund after the beginning of the Outcome Period and Fund shares have appreciated close to the Cap, there may be little or no ability for that investor to experience an investment gain on their shares yet such investor is exposed to potential losses between the appreciated share price and the Fund’s NAV at the commencement of the Outcome Period. Further, because the options are expected to produce returns that match the total return of the Underlying ETF (subject to the Cap) on the last day of the Outcome Period, if an investor sells shares prior to that day such investor may sell at a price that does not reflect the total return of the Underlying ETF and may sell at a price when the Fund has underperformed the Underlying ETF.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (“OTC”) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

FLEX Options Risk. The Fund will utilize FLEX options issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The OCC acts as guarantor and central counterparty with respect to the FLEX options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

The Fund may experience substantial downside from specific FLEX option positions and certain FLEX option positions may expire worthless. FLEX options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX options, the Fund may have difficulty closing out certain FLEX options positions at desired times and prices. In connection with the creation of shares, to the extent market participants are not willing or able to enter into FLEX option transactions with the Fund at prices that reflect the then-current total return of the Underlying ETF and the Cap and/or Buffer, could be negatively impacted.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by the performance of the issuer of the underlying instrument, by the time remaining until the expiration of the option contract, by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency. Options are derivatives, which, as described above, can be illiquid and can imperfectly correlate with the reference asset(s).

OCC Resetting Strike Prices Risk. Subject to determination by the Securities Committee of the OCC, adjustments may be made to the Fund’s options for certain events (collectively, “Corporate Actions”) specified in the OCC’s bylaws and rules such as: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest. If the OCC’s Securities Committee determines that a Corporate Action warrants an adjustment to the strike price of the Fund’s options, the Fund’s Buffer and Cap will be adjusted accordingly and will differ from amount set at the beginning of the Outcome Period. There is no guarantee that the options will be adjusted.

Clearing Member Default Risk. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Because the Fund is not a member of any clearing house and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund must hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through its accounts at clearing members as a customer of such clearing members. Customer funds held at a clearing member will be held in a commingled omnibus account and not identified to, or ring fenced for, the name of the clearing member’s individual customers. As a result, funds deposited by the Fund with any clearing member in connection with its options will be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their customers’ obligations to the clearing house, the Fund might not be fully protected in the event of a clearing member’s bankruptcy.

A limited number of clearing members may be willing to transact on the Fund’s behalf. Transactions through a limited number of clearing members heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Outcome Period Risk. The Fund seeks to deliver returns that match those of the Underlying ETF’s total return if shares are held by an investor from the beginning of the Outcome Period. In the event an investor purchases shares after the beginning of the Outcome Period or sells shares prior to end of the Outcome Period, the returns realized by the investor should not be expected to match those that the Fund seeks to provide. Further, because the Fund utilizes an Outcome Period that is approximately two years long, the risk of experiencing non-correlated returns is exacerbated.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with the total return of the Underlying ETF’s shares over the Outcome Period prior to taking into account any fees or expenses, subject to the maximum total return imposed by the Cap. In the event an investor purchases shares after the beginning of the Outcome Period or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. In order to finance the downside protection offered by the Buffer, the Fund enters into a sold call option contract which limits its upside potential. Since the Buffer seeks to provide protection against 90% of decreases in the total return of the Underlying ETF over the duration of the Outcome Period, the Cap may be lower than the caps imposed by other ETFs that utilize defined outcome investing strategies with different buffers, on a relative basis. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period. Finally, the Fund’s Cap is dependent upon market conditions at the commencement of the new Outcome Period. In certain market conditions, the Fund’s Cap may provide relatively low upside potential, which may cause the Fund to further underperform the Underlying ETF over the course of an Outcome Period.

Cap Change Risk. In addition, since the Fund invests in the Underlying ETF, the Fund will receive distributions made by the Underlying ETF. These distributions paid by the Underlying ETF may cause the OCC to make adjustments to the strike price of the Fund’s options. If this occurs, then such an adjustment can cause changes to the Fund’s Buffer and Cap and may adversely affect the Outcomes. As a result, the Fund may not perform as expected and Fund shareholders could be adversely impacted, especially Fund shareholders that purchase shares after the start of the Outcome Period and Fund shareholders who do not hold shares for the entire Outcome Period. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Non-Correlation Risk. The FLEX options written by the Fund will be exercisable at their strike price only on their expiration date. The options purchased by the Fund will be exercisable at their strike price either on their expiration date or at any time. Since the options held by the Fund do not expire until approximately two years after the commencement of the Outcome Period, the degree of non-correlation between the value of the options and the secondary market share price of the Underlying ETF will be higher when compared to options with shorter terms. As an option approaches its expiration date, its value typically will increasingly correlate with the price of Underlying ETF shares. Farther in advance of the expiration date, the value of the options may vary because related factors other than the value of the Underlying ETF influence the value. For example, the value of the options will be influenced by interest rate changes, the secondary market share price of the Underlying ETF and implied volatility levels of the Underlying ETF, among other factors. For the same reasons, the value of the options held by the Fund is not expected to increase or decrease to the same degree as the Underlying ETF’s secondary market share price on a day-to-day basis.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries and may demonstrate significantly higher volatility from time to time in comparison to developed markets. China may be subject to considerable degrees of economic, political and social instability. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. In addition, the Chinese economy is export-driven and highly reliant on trading with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The RMB is not freely convertible, but rather is subject to approval of PRC authorities. Although Chinese authorities have indicated an intent to move to a freely convertible RMB, there is no assurance that repatriation restrictions will not continue. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. Worsening trade relations may also result in market volatility and volatility in the price of Fund’s shares.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

The tax laws and regulations in China are somewhat unclear and are subject to change, possibly with retroactive effect. The interpretation, application and enforcement of such laws and regulations by the applicable authorities may vary over time and from region to region, and could have an adverse effect on the Fund and its shareholders, particularly in relation to tax imposed upon foreign investors’ capital gains. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFI and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risk. In accordance with Chinese regulations and the terms of a QFI license and insofar as Krane acquires a QFI, A-Shares will be held in the joint names of the Fund and Krane. Thus, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government. China may change its policies regarding Hong Kong at any time. Any such change may adversely affect market conditions and the performance of Chinese and Hong Kong issuers and, thus, the value of securities in the Fund’s portfolio.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

Chinese Equity Markets. The use of B-shares, H-shares, N-Shares, Red-Chips, P-Chips, S-Chips by Chinese companies to obtain listings are subject to the political and economic policies in China and the markets on which they are listed. Further, the markets on which these shares are listed may behave very differently from the mainland Chinese markets, and there may be little to no correlation between the performance of the two.

Special Risk Considerations of Investing in China. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these contractual arrangements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value. While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest.

Internet Companies Risk. Investments in Internet companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to determine what qualifies as an Internet company.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations, political or economic instability, less complete financial information about the issuers, the possible imposition of withholding or confiscatory taxes, the possible seizure or nationalization of foreign holdings, and the possible establishment of exchange controls or freezes on the convertibility of currency. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Additionally, foreign issuers may be subject to different accounting, auditing, recordkeeping, and financial reporting requirements. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. If the Fund holds positions in such suspended securities, the Fund may be adversely impacted. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash. All of these factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to approximately the same degree as the Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Index, the Fund is currently subject to the principal risks described below.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, and product cycles. They are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, for food and beverage companies, government regulations may affect the permissibility of using various food additives and production methods, which could affect company profitability. In particular, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Food and beverage companies risk further loss of market share and revenue due to contamination and resulting product recalls. Also, the success of food, beverage, household and personal products may be strongly affected by fads, marketing campaigns, changes in commodity prices and other factors affecting supply and demand.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

New Fund Risk. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Conflict of Interest Risk. Because the Fund and the Underlying ETF are both managed by Krane, Krane is subject to conflicts of interest relating to the management of the Fund and Underlying ETF including the fair valuation of the Underlying ETF’s securities. Any fair valuation decisions made by Krane regarding securities held by the Underlying ETF impact the secondary market share price of the Underlying ETF and may impact the pricing of the options held by the Fund.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets and negative sentiment, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices and increased brokerage costs, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences to the Fund and for remaining shareholders. In some circumstances, the Fund may hold a relatively larger proportion of its assets in cash in anticipation of large shareholder transactions, which may adversely impact returns.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies (“RIC”), the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

The federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (“Code”). The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the issuer of the FLEX options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, it will not enjoy the protections of the U.S. law.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 25,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Investor Suitability Considerations

	You should only consider this investment if:		You should not consider this investment if:
●	you fully understand the risks inherent in an investment in shares;	●	you do not fully understand the risks inherent in an investment in shares;
●	you desire to invest in a product with a return that depends upon the total return of the Underlying ETF over the Outcome Period;	●	you do not desire to invest in a product with a return that depends upon the total return of the Underlying ETF over the Outcome Period;
●	you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;	●	you are unwilling to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
●	you seek an investment that seeks to provide protection relative to the Fund’s market price on the first day of the Outcome Period against 90% of Underlying ETF losses for an investment held only for the duration of the entire Outcome Period;	●	you do not seek an investment that seeks to provide protection relative to the Fund’s market price on the first day of the Outcome Period against losses of the Underlying ETF only for an investment held for the duration of an Outcome Period;
●	you understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;	●	you do not understand that that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;
●	you understand that the Buffer sought by the Fund is provided prior to taking into account any fees and expenses charged to the Fund, including any extraordinary expenses, and any shareholder transaction fees and that such fees and expenses will have the effect of lowering the Buffer;	●	you seek the protection of a full Buffer, even after taking into account any fees and expenses charged to the Fund, including any extraordinary expenses, and any shareholder transaction fees;
●	you fully understand that investments made when the Fund’s total return has appreciated in value versus the value at the commencement of the Outcome Period have the potential for losses before the Buffer is in effect;	●	you do not fully understand that investments made when the Fund’s total return has appreciated in value versus the value at the commencement of the Outcome Period have the potential for losses before the Buffer is in effect;
●	you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;	●	you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
●	you are willing to forgo any gains in excess of the Cap;	●	you are unwilling to forgo any gains in excess of the Cap;
●	you understand that the Cap will be reduced by any fees and expenses charged to the Fund, including any extraordinary expenses, and any shareholder transaction fees;	●	you do not understand that the Cap will be reduced by any fees and expenses charged to the Fund, including any extraordinary expenses, and any shareholder transaction fees;
●	you understand that the Buffer and Cap may be reduced by any changes in the Fund’s options due to corporate actions, such as special distributions;	●	you do not understand that the Buffer and Cap may be reduced by any changes in the Fund’s options due to corporate actions, such as special distributions;
●	you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer sought by the Fund; and	●	you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer sought by the Fund; and
●	you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.	●	you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

Additional Information About the Fund

Each of the policies described in this Prospectus, including the Fund’s investment objective, which are described in further detail in the Statement of Additional Information, is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Fund are set forth in the SAI.

Additional Information about the Fund’s Principal Investment Strategies

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee that the Fund will achieve the Outcomes it seeks to provide. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares and certain expenses incurred by the Fund. The Fund’s unique characteristics (i.e., the imperative of holding shares for the entire Outcome Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors. To help decide whether an investment in the Fund is appropriate based upon individual circumstances, please see “Investor Suitability Considerations.” The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. You may lose money by investing in the Fund.

Principal Investment Risks

The following section provides additional information regarding certain of the principal risks of investing in the Fund (either directly or through its exposure to the Underlying ETF). The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. Although the Fund seeks to achieve the Outcomes consistent with its investment objective, there is no guarantee that it will do so. An investment in the Fund may not be appropriate for investors who do not intend to hold Fund shares for the entire Outcome Period. For purposes of these risks, references to the Fund include, as appropriate, references to the Underlying ETF. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves a risk of a total loss. There is no guarantee that the Fund will meet its investment objective.

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide protection against 90% of decreases in the total return of the Underlying ETF over the duration of the Outcome Period. If an investor purchases shares after the beginning of the Outcome Period or sells shares prior to the end of the Outcome Period, the Buffer that the Fund seeks to provide may not be effective. If when an investor purchases shares at a time during an Outcome Period when the total return of the Underlying ETF has already increased, then the investor will incur losses notwithstanding the Buffer since the Buffer only seeks to protect against declines in the total return of the Underlying ETF from the beginning of the Outcome Period. If the options (and therefore the Buffer) do not perform as expected, an investor may experience significant losses, including the investor’s entire investment.

Cap Change Risk. In addition, since the Fund invests in the Underlying ETF, the Fund will receive distributions made by the Underlying ETF. These distributions paid by the Underlying ETF may cause the OCC to make adjustments to the strike price of the Fund’s options. If this occurs, then such an adjustment can cause changes to the Fund’s Buffer and Cap and may adversely affect the Outcomes. As a result, the Fund may not perform as expected and Fund shareholders could be adversely impacted, especially Fund shareholders that purchase shares after the start of the Outcome Period and Fund shareholders who do not hold shares for the entire Outcome Period. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

Capped Upside Return Risk. Even if the total return of the Underlying ETF exceeds the Cap for the Outcome Period, the Fund will not appreciate beyond the Cap. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period. If an investor purchases shares of the Fund after the beginning of the Outcome Period and Fund shares have appreciated close to the Cap, there may be little or no ability for that investor to experience an investment gain on their shares yet such investor is exposed to potential losses between the appreciated share price and the Fund’s NAV at the commencement of the Outcome Period. Further, because the options are expected to produce returns that match the total return of the Underlying ETF (subject to the Cap) on the last day of the Outcome Period, if an investor sells shares prior to that day, such investor may sell at a price that does not reflect the total return of the Underlying ETF and may sell at a price when the Fund has underperformed the Underlying ETF.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

China Risk – General. The economy of China (“China” or the “PRC”) differs, sometimes unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. For example, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

During the last 30 years, the Chinese government has reformed its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. The Chinese government may also change course and exercise greater central and local government control over Chinese firms.

In certain cases where China has begun a process of privatization of certain entities and industries, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competition environment or changing regulatory and legal standards, or in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The Chinese economy is particularly dependent upon trading with key partners, such as the United States, Japan, South Korea and countries in the European Union. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China including by limiting the ability of Chinese issuers to list on the U.S. exchanges. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. In addition, the U.S government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies, which may adversely impact the Fund, may mean that the Fund’s Underlying Index may need to adjust its methodology or could increase tracking error for the Fund.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

Inflation Risk. Economic growth in China has historically been accompanied by periods of inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If inflation were to increase, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

Nationalization and Expropriation Risk. Expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. There can be no assurance that the Chinese government will not nationalize or expropriate assets in its territory or over which it otherwise has control. An investment in the Fund involves a risk of a total loss.

Moreover, the Chinese government limits foreign investment in the securities of Chinese issuers entirely. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and the Fund may not be able to achieve its investment objective.

Currency Risk. The government of China has historically maintained strict currency controls in order to achieve economic, trade and political objectives and regularly intervened in the currency market. In this regard, the Chinese government has placed strict regulation on the yuan and Hong Kong dollar and manages the yuan and Hong Kong dollar so that they have historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar.

Since 2005, the exchange rate of the RMB is no longer strictly pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market is allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates may be based on market forces, the exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. Of course, there can be no guarantee that this will continue, or that the yuan or the Hong Kong dollar will move in relation to the U.S. dollar as expected. There can be no assurance that the RMB will not be subject to devaluation. Any devaluation of the RMB is expected to adversely affect the value of the Fund’s investments.

Available Disclosure About Chinese Issuers Risk. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Such conditions may lead to potential errors in index data, index computation and/or index construction and may limit the ability to oversee the index provider’s due diligence process over index data, which may adversely impact the Fund’s performance and its ability to track the performance of the Index.

There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about issuers in China or an issuer’s operations in China.

Chinese Corporate and Securities Law Risk. The Fund’s rights with respect to its investments in China, if any, generally will not be governed by U.S. law, but rather by Chinese law. China operates under a civil law system. It is based on statutes enacted by various state bodies with authority over economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are relatively recent with published court opinions based on them being limited. Further, court precedent is not binding. Thus, there is uncertainty regarding the implementation of existing law. In addition, laws pertaining to bankruptcy proceedings are generally less developed and may be different than such laws in the United States and lead to unpredictable results.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. In particular, Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Chinese Securities Markets Risk. China’s securities markets, including the debt markets, have a limited operating history and are not as developed as those in the United States. These markets, historically, have had greater volatility than markets in the United States and some other countries, and experienced inefficiency and pricing anomalies. There is relatively less regulation and monitoring of Chinese securities markets and of the activities of investors, brokers and other participants than in the United States, including with respect to insider trading, tender offers, stockholder proxies and disclosure of information. Stock markets in China are in the process of change and further development. This may lead to additional volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Political and Economic Risk. The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The majority of productive assets in China are still owned by the PRC government at various levels. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

Although reforms over the last 30 years have generally been regarded as successful, there can be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful or will not otherwise have a negative effect on the Fund. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market of Chinese issuers. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by Chinese issuers. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. China has experienced major health crises and such health crises could exacerbate any of the risks applicable to China.

Special Risk Considerations of Investing in China. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these contractual arrangements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed offshore entity’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the offshore entity to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.

China Risk – Onshore Investing Risks. Because the Fund may invest in the local China markets directly (also referred to herein as domestic Chinese markets or securities or onshore Chinese markets or securities), it will be subject to the following special risks:

Capital Controls Risk. RMB can be categorized into “CNY” (onshore RMB) traded in the PRC and “CNH” (offshore RMB) traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The Fund may be adversely affected by the exchange rates between CNY and CNH.

CNY is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. The PRC government imposes restrictions on the remittance of RMB out of and into China. In the event a remittance by the Fund is disrupted, the Fund could be adversely affected and, among other matters, may not be able to invest those funds, which may increase the tracking error of the Fund. In addition, any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and such control of currency conversions and movements in the RMB exchange rates may adversely affect the operations and financial results of PRC companies and the Fund. If such control policies change in the future, the Fund may be adversely affected.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by Chinese government authorities and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets into, out of or into the country. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

The Chinese government also heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The PRC government may impose additional or other currency capital controls that could significant harm the Fund.

Custody Risk. The Fund is required by Chinese regulation to have a local custodian in China (“PRC Custodian”) for its investments in domestic, onshore Chinese securities, including A-Shares and mainland Chinese debt (also referred to herein as RMB Bonds). The PRC Custodian maintains the Fund’s investments in China to ensure their compliance with the rules and regulations of the China Securities Regulatory Commission (“CSRC”) and the People’s Bank of China. Such investments, when purchased by Krane or the Fund’s sub-adviser in its capacity as the Fund’s QFI will normally be received in a securities account maintained by the PRC Custodian in the joint names of the Fund and Krane or the sub-adviser, as applicable. The account may not be used for any other purpose than for maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of Krane or the sub-adviser, as applicable, and the Fund, the Fund’s assets may not be as well protected, as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of Krane or the sub-adviser, as applicable, may assert that the securities are owned by Krane or the sub-adviser, as applicable, and not the Fund, and that a court would uphold such an assertion, in which case such creditors could seize assets. Because the Fund’s PRC securities may be in the name of both Krane or the sub-adviser, as applicable, and the Fund, there is also a risk that regulatory actions taken against Krane or the sub-adviser, as applicable, by PRC government authorities may affect the Fund. This is particularly acute in the case of cash deposited with the PRC Custodian because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

QFI. A QFI license may be acquired to invest directly in domestic, onshore Chinese securities. To qualify for a QFI license, an applicant must meet certain requirements on asset management experience, assets under management, and firm capital. In 2020, the PRC government eliminated QFI quotas, meaning that entities registered with the appropriate Chinese regulator will no longer be subject to quotas when investing in PRC securities (but will remain subject to foreign shareholder limits) and simplified the cash repatriation process and QFI application process. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Changes to the PRC rules and regulations may be applied retroactively. Further, no single underlying foreign investor investing through a QFI may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIs may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors.

China Risk - China Equity Investing Risks.

A-Shares Risk. The ability of the Fund to invest in China A-Shares is dependent, in part, on the availability of A-Shares either through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect, and/or through a QFI license from the Chinese regulator. Thus, the Fund’s investment in A-Shares will be limited by the amount of A-Shares available through the Stock Connect Programs. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government.

Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, and the Shenzhen Stock Exchange commenced trading on July 3, 1991. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock. A-Shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB. A-Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities and may become illiquid. The A-Shares market may behave very differently from other Chinese equity markets, and there may be little to no correlation between them.

Restrictions continue to exist on investments in A-Shares and capital therefore cannot flow freely into the A-Share market, making it possible that, in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares.

Repatriations by QFIs for investors such as registered funds are permitted daily and are not subject to lockup periods. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the Fund’s assets may adversely affect the Fund’s ability to meet redemption requests and/or may cause the Fund to borrow money in order to meet its obligations. These limitations may also prevent a Fund from making certain distributions to shareholders.

If the Fund is unable to obtain sufficient exposure to the components of its Underlying Index, the Fund could seek exposure to the component securities of the Underlying Index in other ways, such as by investing in depositary receipts of the component securities and Hong Kong listed versions of the component securities. The Fund may also invest in B-Shares issued by the same companies that issue A-Shares that are in the Underlying Index. The A-Shares market may behave very differently from the B-Shares market, and there may be little to no correlation between the performances of the two. The Fund may also use derivatives or invest in ETFs that can obtain comparable exposures. If necessary, the Fund may limit or suspend purchases of Creation Units of the Fund until the Fund determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as component securities, or decide to liquidate the Fund. In circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment objectives or strategies, due to investment restrictions on QFIs licenses, illiquidity of the securities markets, or delay or disruption in execution or settlement of trades.

The Chinese government limits foreign investment in the securities of Chinese issuers entirely. China may also impose higher local tax rates on transactions involving certain companies. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Underlying Index, if applicable. For an index ETF, this may increase the risk of tracking error and the Fund may not be able to achieve its investment objective.

Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFI on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Investors should note that such provision may be excessive or inadequate to meet actual CGT tax liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

It is also unclear how China’s value added tax may apply to the activities of a participant in the Stock Connect Programs or QFI licensee and how such application may be affected by tax treaty provisions. If such a tax is collected, the expense will be passed on and borne by the Fund. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund.

The Fund reserves the right to establish a reserve for any taxes as to which it is uncertain whether they will assessed, although it has not currently done so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. The Fund is responsible for any taxes on its operations or investments, including if they are applied retroactively.

Disclosure of Interests and Short Swing Profit Rule. The Fund may be subject to regulations promulgated by the CSRC, which currently require the Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, the Fund may be deemed as a “concert party” of other funds managed by Krane, a sub-adviser, if applicable, or their affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered, the Fund would be required to file its report within three days. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may impair the ability of the Fund to achieve its investment objective and undermine the Fund’s performance.

Further, subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may prevent the Fund from reducing its holdings in a PRC company within six months of the last purchase of shares of the company if the Fund’s holding in that company exceeds the threshold prescribed by the relevant exchange on which the PRC company’s shares are listed. The Fund could be subject to these restrictions even though an entity deemed to be an affiliate (and not the Fund) may have triggered the restrictions. Nonetheless, if the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the company. In addition, the Fund could not repurchase securities of the listed company within six months of such sale. Finally, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question.

PRC Broker Risk. Currently, only a limited number of brokers are available to trade A-Shares with the Fund. As a result, Krane or a sub-adviser will have limited flexibility to choose among brokers on behalf of the Fund than is typically the case for investment advisers. If Krane or a sub-adviser is unable to use a particular broker in the PRC, the operation of the Fund may be adversely affected. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of the PRC broker, which may result in higher tracking error or the Fund being traded at a significant premium or discount to its NAV. If a single PRC broker is appointed, the Fund may not necessarily pay the lowest commission available in the market. There is also a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC broker. Krane or a sub-adviser, however, in its selection of PRC brokers will consider such factors as the competitiveness of PRC brokers’ commission rates, size of the relevant orders, and execution standards.

B-Shares Risk. The B-Share market is generally smaller, less liquid and has a smaller issuer base than the A Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. The B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between their performance.

H-Shares Risk. The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”). H-Shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and must meet Hong Kong’s listing and disclosure requirements. H-Shares may be traded by foreigners and can be used to gain exposure to Chinese securities. Because they are traded on the Hong Kong Stock Exchange, H-Shares involve a number of risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include the risk of nationalization or expropriation; greater social, economic and political uncertainty; increased competition from Asia’s low-cost emerging economies; currency exchange rate fluctuations; higher rates of inflation; controls on foreign investment and limitations on repatriation of invested capital; and greater governmental involvement in and control over the economy. Fluctuations in the value of the Hong Kong dollar will affect the Fund’s holdings of H-Shares. The Hong Kong stock market may behave very differently from the domestic Chinese stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the domestic Chinese stock market.

N-Shares Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ (“N-Shares”). N-Shares are traded in U.S. dollars. N-Shares are issued by companies incorporated anywhere, but many are registered in Bermuda, the Cayman Islands, the British Virgin Islands, or the United States. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China.

P-Chip Risk. The Fund may invest in shares of companies with controlling private Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange (“P-Chips”). These businesses are largely run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H-Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. Private Chinese companies may be more indebted, more susceptible to adverse changes in the economy, subject to asset seizures and nationalization, and negative political or legal developments.

Red Chip Risk. The Fund may invest in shares of companies with controlling Chinese government shareholders that are incorporated outside mainland China, have a majority of their business operations in mainland China, and listed on the Hong Kong Stock Exchange (“Red Chips”). These businesses are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, may also be traded by foreigners and are subject to risks similar to those of H-Shares. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Stock Connect Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. In addition, there is no assurance that the necessary systems required to operate the Stock Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Stock Connect Programs could be disrupted. The Stock Connect Programs are subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future. Each of the foregoing could restrict the Fund from selling its investments, adversely affect the value of its holdings and negatively affect the Fund’s ability to meet shareholder redemptions.

Investments in China A-Shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to risk of default by the broker. Because of the way in which A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchange becomes insolvent. Given that all trades through the Stock Connect Programs must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Concentration Risk. Because the Fund’s assets are expected to be concentrated in an industry or group of industries, to the extent that the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Conflict of Interest Risk. Because the Fund and the Underlying ETF are both managed by Krane, Krane is subject to conflicts of interest relating to the management of the Fund and Underlying ETF including the fair valuation of the Underlying ETF’s securities. Any fair valuation decisions made by Krane regarding securities held by the Underlying ETF impact the secondary market share price of the Underlying ETF and may impact the pricing of the options held by the Fund.

Communication Services Sector Risk. The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Telecommunication service providers are often required to obtain licenses or franchises in order to provide services in a given location. Licensing or franchise rights are limited, which may result in an advantage to certain participants. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Companies in media and entertainment industries can be significantly affected by competition, particularly in formulating new products and services using new technologies, and the cyclicality of revenues and earnings. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information or disruptions in services, which would have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers’ disposable income increases. This sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Any gain or loss attributable to fluctuations in exchange rates between the time the Fund accrues income or gain and the time the Fund converts such income or gain from a foreign currency to the dollar is generally treated as ordinary income or loss. Therefore, if the value of a foreign currency increases relative to the U.S. dollar between the accrual of income and the time at which the Fund converts the foreign currency to U.S. dollars, the Fund will recognize ordinary income upon conversion. In such circumstances, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance. The Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.

The use of foreign currency exchange transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency. Delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing foreign securities could leave the Fund with uninvested cash, may adversely affect the Fund’s performance, since any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, and cause the Fund to incur cash drag. Delays in converting or transferring foreign currencies to U.S. dollars could also inhibit the Fund’s ability to meet redemptions or make distributions.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts. Investing in depositary receipts entails additional risks associated with foreign investments. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the underlying shares in their primary trading market. “Sponsored” depositary receipts are established jointly by a depositary and the underlying issuer, whereas “unsponsored” depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may also be unregistered and unlisted, and may be purchased in the public markets or restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). If a particular investment in such ADRs becomes illiquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell or may be unable to sell it at all.

Derivatives Risk. Derivatives are financial instruments, such as swaps, futures, forwards, structured notes and options, whose values are based on the value of one or more reference assets, such as a security, asset, currency, interest rate or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the reference asset(s). Derivative transactions can create investment leverage, may be highly volatile and the Fund could lose more than the amount it invests.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is centrally cleared, it will be subject to the rules of the clearing exchange and subject to risks associated with the exchange.

Derivatives can be illiquid and imperfectly correlate with the reference asset(s), resulting in unexpected returns that could materially adversely affect the Fund. Some derivatives can have the potential for unlimited loss. It is possible that developments in the derivatives market, including ongoing or potential government regulation, could adversely affect the Fund’s ability to enter into new derivatives agreements, terminate existing derivative agreements or to realize amounts to be received under such instruments.

Clearing Member Default Risk. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Because the Fund is not a member of any clearing house and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund must hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through its accounts at clearing members as a customer of such clearing members. Customer funds held at a clearing member will be held in a commingled omnibus account and not identified to, or ring fenced for, the name of the clearing member’s individual customers. As a result, funds deposited by the Fund with any clearing member in connection with its options will be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their customers’ obligations to the clearing house, the Fund might not be fully protected in the event of a clearing member’s bankruptcy.

A limited number of clearing members may be willing to transact on the Fund’s behalf. Transactions through a limited number of clearing members heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

FLEX Options Risk. The Fund will utilize FLEX options issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The OCC acts as guarantor and central counterparty with respect to the FLEX options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

The Fund may experience substantial downside from specific FLEX option positions and certain FLEX option positions may expire worthless. FLEX options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX options, the Fund may have difficulty closing out certain FLEX options positions at desired times and prices. In connection with the creation of shares, to the extent market participants are not willing or able to enter into FLEX option transactions with the Fund at prices that reflect the then-current total return of the Underlying ETF and the Cap and/or Buffer, could be negatively impacted.

Forward Currency Contracts Risk. A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery, exposing the Fund to counterparty risk.

Futures Risk. In addition to the above, risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of futures contracts and movements in the value of the reference asset(s) it is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Leveraging Risk. The Fund’s investment in derivative instruments provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value the Fund’s portfolio.

OCC Resetting Strike Prices Risk. Subject to determination by the Securities Committee of the OCC, adjustments may be made to the Fund’s options for certain events (collectively, “Corporate Actions”) specified in the OCC’s bylaws and rules such as: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest. If the OCC’s Securities Committee determines that a Corporate Action warrants an adjustment to the strike price of the Fund’s options, the Fund’s Buffer and Cap will be adjusted accordingly and will differ from amount set at the beginning of the Outcome Period. There is no guarantee that the options will be adjusted.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by the performance of the issuer of the underlying instrument, by the time remaining until the expiration of the option contract, by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency. Options are derivatives, which, as described above, can be illiquid and can imperfectly correlate with the reference asset(s).

Swaps Risk. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the Fund to renew the expiration period of the relevant swap at agreed upon terms.

Emerging Markets Risk. Investments in developing or emerging markets issuers involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, in comparison with developed markets, developing and emerging markets may be subject to greater market volatility; greater risk of asset seizures and capital controls; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; greater risk of market shutdown; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. or developed markets. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about emerging market issuers. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Equity Securities Risk. Equity securities are subject to volatile changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities are subject to volatile changes in market value and their values may be more volatile than investments in other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to Authorized Participants. Unlike most other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities.

Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Fund or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF.

In addition, cash transactions may have to be carried out over several days if the securities market in which the Fund is trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other ETFs.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below (at a discount), at or above (at a premium) their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread, which increases the cost of purchasing and selling Fund shares, varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

New Fund Risk. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a trading halt.

Foreign Securities Risk. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the difficulty of enforcing obligations in other countries, the possible imposition of withholding or confiscatory taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers, especially issuers in emerging markets, may be subject to less stringent regulation, and to different accounting, auditing, recordkeeping, financial reporting, and investor protection requirements. Investments in foreign securities typically are less liquid than investments in U.S. securities. The value of foreign securities may change materially when the U.S. markets are not open for trading.

Income from securities of non-U.S. issuers, including gains on the sale of such securities, may be subject to foreign taxes, which would be the responsibility of the Fund. Even if the Fund qualifies to pass these taxes through to shareholders, the ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Foreign markets may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. This could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time, or cause the Fund to face delays or difficulties in meeting shareholder redemptions.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds positions in such suspended securities, the Fund may be adversely impacted.

From time to time, certain of the issuers of securities purchased by the Fund may operate in, or have dealings with, countries that may become subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation and value if it is identified as such a company. Any Fund investment in such companies will be indirectly subject to those risks.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to approximately the same degree as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified funds.

Internet Companies Risk. Investments in Internet companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to determine what qualifies as an Internet company.

Investments in Investment Companies Risk. The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, closed-end investment companies and foreign investment companies, including those that are advised, sponsored or otherwise serviced by Krane, a sub-adviser (as applicable), or their affiliates, to gain exposure to particular investments or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying investment company’s expenses. An investor in the Fund may receive taxable gains as a result of an underlying fund’s portfolio transactions in addition to the taxable gains attributable to the Fund’s transactions in shares of the underlying fund. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the 1940 Act. In addition, to the extent the Fund invests in other investment companies, including ETFs, sponsored, advised or otherwise serviced by Krane, a sub-adviser (as applicable), or their affiliates, they may be subject to conflicts of interest in allocating Fund assets, particularly if they are paid an advisory fee both by the Fund and the fund in which the Fund invests.

IPO Risk. Securities offered in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices and increased brokerage costs, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences to the Fund and for remaining shareholders. In some circumstances, the Fund may hold a relatively larger proportion of its assets in cash in anticipation of large shareholder transactions, which may adversely impact returns.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may reduce the potential returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. This is especially true given the limited number of market participants in certain markets in which the Fund may invest. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert such holdings to cash and may make it additionally difficult for the Fund to meet redemptions in a timely fashion.

Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, and may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions. If a number of investments held by the Fund stop trading or become illiquid, such as due to an exchange’s limit up, limit down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on Krane’s or the sub-adviser’s, as applicable, success or failure to implement investment strategies for the Fund. Krane’s or the sub-adviser’s, as applicable, evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. Market fluctuations could be caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between the U.S. and other countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the world’s export industry and a commensurately negative impact on financial markets. Different types of securities tend to go through cycles of outperformance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Therefore, the Fund is susceptible to the risk that certain holdings may be difficult or impossible to sell at a favorable time or price.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. The Federal Reserve and other domestic and foreign government agencies may attempt to stabilize the global economy. These actions may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent that the Fund experiences high redemptions because of these actions, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund’s performance.

Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or pandemics/epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Epidemics and/or pandemics have and may further result in, among other things, closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of such epidemics and/or pandemics that may arise in the future, has the potential to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other preexisting political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time and may have material adverse impacts on the Fund.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and may result in the further decline of the value and liquidity of Russian securities, a continued weakening of the ruble and continued exchange closures, and may have other adverse consequences on the Russian economy that could impact the value of Russian investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Non-Correlation Risk. The FLEX options written by the Fund will be exercisable at their strike price only on their expiration date. The options purchased by the Fund will be exercisable at their strike price either on their expiration date or at any time. Since the options held by the Fund do not expire until approximately two years after the commencement of the Outcome Period, the degree of non-correlation between the value of the options and the secondary market share price of the Underlying ETF will be higher when compared to options with shorter terms. As an option approaches its expiration date, its value typically will increasingly correlate with the price of Underlying ETF shares. Farther in advance of the expiration date, the value of the options may vary because related factors other than the value of the Underlying ETF influence the value. For example, the value of the options will be influenced by interest rate changes, the secondary market share price of the Underlying ETF and implied volatility levels of the Underlying ETF, among other factors. For the same reasons, the value of the options held by the Fund is not expected to increase or decrease to the same degree as the Underlying ETF’s secondary market share price on a day-to-day basis.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Operational and Cybersecurity Risk. The Fund, Krane, its service providers and your ability to transact with the Fund may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service provides, to suffer data corruption or lose operational functionality. It is not possible for Krane or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Outcome Period Risk. The Fund seeks to deliver returns that match those of the Underlying ETF’s total return if shares are held by an investor from the beginning of the Outcome Period until the end of the Outcome Period. Because the Fund utilizes European style options contracts, the Outcomes are designed to be produced only on the expiration date of the options on the final day of the Outcome Period. In the event an investor purchases shares after the beginning of the Outcome Period or sells shares prior to end of the Outcome Period, the returns realized by the investor should not be expected to match those that the Fund seeks to provide. Further, because the Fund utilizes an Outcome Period that is approximately two years long, the risk of experiencing non-correlated returns is exacerbated.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small- and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since small- and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, distribution and asset diversification requirements. With respect to the latter, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. If the Fund were to fail to qualify as a regulated investment company (“RIC”), it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect its performance. Because there is limited transparency into state ownership of Chinese issuers, there is a risk of such issuers being deemed to be a single issuer, which could result in the Fund falling out of compliance with the asset diversification requirements.

The federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (“Code”). The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the issuer of the FLEX options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

In order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid Fund-level taxes, the Fund must also satisfy certain distribution requirements. Capital controls and currency controls may affect the Fund’s ability to meet the applicable distribution requirements. If the Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a regulated investment company for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

To the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. The Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in the securities themselves. For example, swaps in which the Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of these special rules may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. Moreover, the Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for U.S. federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with the total return of the Underlying ETF’s shares over the Outcome Period prior to taking into account any fees or expenses, subject to a maximum total return imposed by the Cap. Because the value of the Fund’s options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases shares after the beginning of the Outcome Period or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. In order to finance the downside protection offered by the Buffer, the Fund enters into a sold call option contract which limits its upside potential. Since the Buffer seeks to provide protection against 90% of decreases in the total return of the Underlying ETF over the duration of the Outcome Period, the Cap may be lower than the caps imposed by other ETFs that utilize defined outcome investing strategies with different buffers, on a relative basis. Due to the Cap, the Fund may significantly underperform the Underlying ETF over the course of the Outcome Period. Finally, the Fund’s Cap is dependent upon market conditions at the commencement of the new Outcome Period. In certain market conditions, the Fund’s Cap may provide relatively low upside potential, which may cause the Fund to further underperform the Underlying ETF over the course of an Outcome Period.

Valuation Risk. Financial information about the Fund’s portfolio holdings may not always be reliable, which may make it difficult to obtain a current price for the investments held by the Fund. Independent market quotations for such investments may not be readily available, such as on days during which a security does not trade or a foreign holiday, and securities may be fair valued or valued by a pricing service at an evaluated price. These valuations are subjective and different funds may assign different fair values to the same investment. Such valuations also may be different from what would be produced if the security had been valued using market quotations. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. Additionally, Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next. Because securities in which the Fund invests may trade on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Management

Investment Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”), which is a UN PRI signatory1, is a registered investment adviser located at 280 Park Avenue, 32nd Floor, New York, NY 10017 and serves as investment adviser of the Fund. Krane has served as the investment adviser of the Fund since its inception.

[1]	UN PRI is an abbreviation for ‘United Nations Principles for Responsible Investment,’ a UN-supported network of investors that works to promote sustainable investment through the incorporation of environmental, social and governance factors into investment decision-making. PRI signatories publicly commit to adopt and implement the network’s six ESG principles, which are voluntary and aspirational, where consistent with their fiduciary duties. Although the Adviser is a UN PRI signatory, the Fund is not an ESG fund.

Under the Investment Advisory Agreement between the Trust and Krane, Krane is responsible for reviewing, supervising and administering the Fund’s investment program and the general management and administration of the Trust. In this regard, among other things, Krane arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Krane may engage a subadviser to assist it in managing the Fund’s investments, but will be responsible for overseeing any subadvisers. Krane manages the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the Trust. Under the Investment Advisory Agreement, Krane bears all of its own costs associated with providing advisory services to the Fund. In addition, Krane has contractually agreed to pay all operating expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the compensation payable to the Adviser under the investment advisory agreement; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); and (viii) any expenses determined to be extraordinary expenses by the Board. Nevertheless, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Fund.

Under the Investment Advisory Agreement, the Fund pays Krane the fee shown in the table below (in addition to the securities lending compensation Krane receives under the Agreement discussed below), which is calculated daily and paid monthly, at an annual rate based on a percentage of the average daily net assets of the Fund.

KraneShares 90% KWEB Defined Outcome January 2026 ETF	0.25%

The Investment Advisory Agreement has been approved by the Board of Trustees and shareholders of the Fund (in this regard, Krane as the sole initial shareholder of the Fund will approve various matters and agreements, including the Investment Advisory Agreement for the Fund prior to its public offering).

In addition to the above-described services, to the extent the Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for the Fund (the “Agent”), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities; (v) respond to Agent inquiries concerning Agent’s activities; and (vi) such other related duties as Krane deems necessary or appropriate.

Because the Fund had not commenced operations prior to the date of this prospectus, Krane did not receive any advisory fees or fees from securities lending activities from the Fund during the prior fiscal year. A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s first report to Shareholders.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2023, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.11% and 39.42%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue, 32nd Floor, New York, New York 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

Krane has received “manager of managers” exemptive relief from the SEC that permits Krane, subject to the approval of the Board of Trustees, to appoint a “wholly-owned” or unaffiliated sub-adviser, as defined in the exemptive relief, or to change the terms of a sub-advisory agreement with a “wholly-owned” or unaffiliated sub-adviser without first obtaining shareholder approval. The exemptive order further permits Krane to add or to change a “wholly-owned” or unaffiliated sub-adviser or to change the fees paid to such parties from time to time without the expense and delays associated with obtaining shareholder approval of the change and to disclose sub-advisers’ fees only in the aggregate in its registration statement. Any increase in the aggregate advisory fee paid by any Fund remains subject to shareholder approval. Krane continues to have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change of the Fund’s sub-adviser.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since its inception. He joined the Adviser in 2020 and has over 16 years of experience in the investment management industry. Previously, he was a Vice President in the Institutional ETF Group and a member of the ETF Capital Markets Group at State Street Global Advisors (2010-2019); and an ETF trader at Goldman Sachs & Co (2005-2009). Mr. Maund graduated with a bachelor’s degree in economics from Wesleyan University.

Jonathan Shelon, Chief Operating Officer at Krane, also serves as a portfolio manager of the Fund and supports Mr. Maund and Krane’s investment team with respect to the Fund. Mr. Shelon has been a portfolio manager of the Fund since the Fund’s inception. Mr. Shelon joined Krane in 2015. Mr. Shelon has spent the majority of his career managing investment portfolios and diverse teams at leading asset management organizations. Prior to joining Krane, he was the Chief Investment Officer of a 40-person global Specialized Strategies Team at J.P. Morgan with $40 billion AUM. Prior to joining J.P. Morgan, Mr. Shelon spent ten years as a portfolio manager at Fidelity Investments where he was responsible for the investment performance, process and evolution of their target-date strategies for retirement savings, college savings and income generation.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Fund shares is available in the SAI.

Other Service Providers

SEI Investments Global Funds Services (“Administrator”) serves as administrator for the Fund. The Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund, and makes available the office space, equipment, personnel and facilities required to provide such services.

SEI Investments Distribution Co. (“Distributor”), an affiliate of the Administrator, serves as the Fund’s distributor. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Fund.

Brown Brothers Harriman & Co. (“BBH”) serves as custodian and transfer agent for the Fund. BBH maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services.

Shareholder Information

Calculating NAV

The Fund calculates its NAV by:

●	Taking the current market value of its total assets

●	Subtracting any liabilities and withholdings (if any)

●	Dividing that amount by the total number of shares owned by the shareholders

The Fund normally calculates NAV as of the regularly scheduled close of normal trading on each day that the NYSE is scheduled to be open for business (a “Business Day”) (normally, 4:00 p.m., Eastern time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e. exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time.

The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent.

Exchange-traded options, except as discussed below for FLEX options, are valued at the closing price in the market in which they are principally traded. If no closing price is available, exchange-traded options are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent.

FLEX (short for flexible) options are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX options occurs, the trade price will be used to value such FLEX options in lieu of the model price.

Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent.

On certain days, the settlement price for futures may not be available at the time the Fund calculates its NAV. On such days, the best available price (which is typically the last trade price) may be used to value futures.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

Investments for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Adviser’s valuation policies and procedures approved by the Board. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which the Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Adviser typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur.

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an Authorized Participant Agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”), may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.

For more information on how to buy and sell shares of the Fund, call 1.855.857.2638 or visit www.kraneshares.com.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at www.kraneshares.com. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

Portfolio Holdings Information

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through the website. A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The holdings of the Fund can be found on the Fund’s website at www.kraneshares.com.

Active Investors and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive relief, including that such investment companies enter into an agreement with the Fund. However, since the Fund does not currently intend to limit its investments in other investment companies as required by Section 12(d)(1), other registered investment companies generally will not be able to invest in the Fund in reliance on the exemptive relief. This policy is subject to change.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Krane, any Fund sub-adviser or an affiliate of either may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Under the Plan, if a Service Provider provides distribution services, the Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees. The Board of Trustees currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board of Trustees. Because any distribution fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

Householding Policy

To reduce expenses, we mail only one copy of the prospectus or summary prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive individual copies of these documents, please call the Trust at 1.855.857.2638 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request. Investors who hold their shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.

Dividends and Distributions

The Fund plans to pays out dividends to shareholders annually. The Fund distributes its net capital gains, if any, to shareholders annually. The Fund may make distributions on a more or less frequent basis. The Fund reserves the right to declare special distributions, including if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under Subchapter M of the Code, to avoid imposition of income or excise taxes on undistributed income.

Additional Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

The Fund will, at least annually, distribute substantially all of its net investment taxable income and net capital gains.

The income dividends you receive from the Fund (which include the Fund’s short-term capital gains) will be taxed as either ordinary income or qualified dividend income. For non-corporate shareholders, dividends that are reported as qualified dividend income are generally taxable at reduced maximum tax rates to the extent that the Fund receives qualified dividend income and subject to certain limitations and holding period requirements.

Distributions of the Fund’s short-term capital gains are generally taxable as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable at reduced maximum tax rates.

If the Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of distributions you receive from the Fund.

Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year. Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat the Fund’s dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax adviser.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, then the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid by the Fund as paid by its shareholders. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income received with respect to the shares (including Fund dividends and distributions, and any gain on the sale of shares), until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Tax Status of Share Transactions

Any capital gain or loss upon a sale of the Fund’s shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as a short-term gain or loss if held for one year or less. Any capital loss on the sale of the Fund’s shares held for six months or less is treated as a long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Back-Up Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates (currently 24%) and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. The withholding tax will also not apply to properly designated interest-related dividends and short-term capital gain dividends. You also may potentially be subject to U.S. federal estate taxes.

A 30% withholding tax will generally be imposed on dividends paid by the Fund to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS, or the tax authorities in their home jurisdictions, information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Proposed regulations (which are effective while pending) eliminate the application of the Foreign Account Tax Compliance Act (“FATCA”) withholding tax to capital gain dividends and redemption proceeds that was scheduled to take effect in 2019.

State Tax Considerations

In addition to federal taxes, distributions by the Fund and ownership of the Fund’s shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in the Fund’s shares.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Index Provider Disclaimers

China Securities Index Co., Ltd. (“CSI”), a leading index provider in China, is a joint venture between the Shanghai Stock Exchange and the Shenzhen Stock Exchange that specializes in the creation of indices and index-related services. CSI is not affiliated with the Trust, Krane, the Trust’s administrator, custodian, transfer agent or Distributor, or any of their respective affiliates. Krane has entered into a license agreement with CSI to use the relevant Index and CSI marks, and sublicenses such rights to the Fund at no charge. Krane uses the marks for the purpose of promoting and marketing the Fund.

The Fund is neither sponsored nor promoted, distributed or in any other manner supported by CSI. The Index is compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Index. However, neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyrights in the Index values and constituent lists vest in CSI. Neither the publication of the Index by CSI nor the granting of a license of rights relating to the Index or to the Index Trademark for the utilization in connection with the Fund, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness of an investment in the Fund.

Additional Disclaimers

Krane and Trust Disclaimer

Neither Krane nor the Trust guarantees the accuracy or the completeness of any Underlying Index or any data included therein and neither shall have any liability for any errors, omissions or interruptions therein. Krane and the Fund further make no representation or warranty, express or implied, to the owners of shares of the Fund or any members of the public as to results to be obtained by the Funds from the use of any Underlying Index, as to any data included therein, or as to the advisability of investing in securities generally or in the Funds particularly. Krane expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or Fund. Without limiting any of the foregoing, in no event shall Krane have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

NYSE Arca, Inc. Disclaimer

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Financial Highlights

No financial highlights are available for the Fund because the Fund had not commenced operations prior to the end of the prior fiscal year.

Additional Information

Additional and more detailed information about the Fund is included in the SAI dated February 6, 2024. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 1.855.857.2638, visiting www.kraneshares.com, or writing the Trust at 280 Park Avenue, 32nd Floor, New York, NY 10017. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s fiscal year end is March 31.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund, Krane or the sub-adviser, as applicable. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Trust’s Investment Company Act file number is 811-22698.